UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)		77041 (Zip Code)

Registrant’s telephone number, including area code: (713) 329-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 8, 2010, T. Jay Collins, our President and Chief Executive Officer, will meet with institutional investors at one-on-one meetings hosted by RBC Capital Markets in New York, NY. Interested parties may view the handouts for the meetings by using the Investor Relations link at Oceaneering’s website, www.oceaneering.com, beginning on Monday, June 7, 2010 at 4:00 p.m. Central Daylight Time.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Please note that certain information contained in the presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the “Safe Harbor” provisions of those statutes. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “forecast,” “budget,” “goal” or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the presentation include statements about:

•	Our expectation that our 2010 earnings per share will be $2.80 to $3.10;

•	Our expectation that our 2010 2nd quarter earnings per share will be $0.80 to $0.85;

•	Our segment operating income guidance for 2010 compared to 2009, with projections that Subsea Products will be up, Inspection will be flat, and ROVs and Subsea Projects will be down;

•	Our expectation that ROVs, Subsea Products and Subsea Projects will total more than 85% of our 2010 operating income;

•	Our projection of strong 2010 cash flow;

•	Our belief that we will have ample resources to invest in growth;

•	Anticipated worldwide deepwater discoveries to be evaluated and developed;

•	Floating rigs on order and contracted at March 31, 2010, with 30 to 35 expected to be placed in service during 2010;

•	Our expectations that 2010 ROV revenue per day-on-hire and fleet utilization will be lower due to the six month drilling moratorium in the Gulf of Mexico;

•	Our expectation of adding 15 to 20 new ROV systems in 2010;

•	Our expectation that 2010 ROV operating income will be less than that of 2009 due to the Gulf of Mexico drilling moratorium;

•	Expected increase of over 65% in subsea completions in the decade commencing 2010;

•	Subsea tree orders forecast to be up approximately 40% in the period 2010 – 2014 compared to the period 2005 – 2009;

•

Our expectation that 2010 Subsea Products operating income and operating margin will be higher than that of 2009, due to manufacturing process improvements and cost reductions, anticipated increased umbilical plant throughput, and higher subsea field development hardware sales;

•	Projected cumulative subsea completions in the Gulf of Mexico through 2014;

•	Our belief that demand for deepwater inspection, maintenance and repair services tracks with growth in deepwater infrastructure;

•	Our intention to sell our vessel The Performer;

•	Our expectation that our vessel Ocean Intervention II will be out of service until the end of the 3rd quarter of 2010;

•	Our expectation that the new, purpose-built U.S.-flagged diving service vessel that we have under construction to replace our 37 year-old vessel the Ocean Project should be available in 2011;

•	Our expectations that:

•	delivery of the vessel DMT Sapphire will occur by the end of June 2010;

•	we will incur additional investment for vessel upgrades;

•	the vessel will be dedicated for saturation diving service; and

•	it will be accretive to our 2011 earnings;

•	Our expectation that 2010 Subsea Projects operating income and margin will be lower than 2009, due to:

•	lower profit contributions from the Ocean Producer, The Performer and Ocean Intervention II;

•	a softer market for our deepwater vessels in the Gulf of Mexico in 2010;

•	continued decline in demand for diving and shallow water vessel services; and

•	higher vessel drydock expenses;

•	Subsea production control umbilicals orders forecast to be up approximately 30% in the period 2010 – 2014 compared to the period 2005 – 2009 in the Supplemental Financial Information.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand and prices for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels and pricing;

•	the level of production by non-OPEC countries;

•

uncertainties in the level of our customers’ capital spending on deepwater exploration and development and the timing of approved projects, and particularly the timing and order flow rate related to subsea field development (construction) activities, which may have been exacerbated by the Deepwater Horizon drilling rig tragedy in the U.S. Gulf of Mexico in April 2010, the potential environmental impact and the drilling moratorium imposed in the Gulf of Mexico;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	rapid technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels;

•	changes in competitive factors;

•	changes in project designs or schedules;

•	contract cancellations, change orders and other modifications;

•	difficulties executing on projects; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009 and our subsequent Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer

Date: June 7, 2010